EXHIBIT 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

INVESTOR CONTACT:	Carol Knies, 404.459.7653, cknies@homebanc.com
MEDIA CONTACT:	Mark Scott, 404.459.7452, mscott@homebanc.com

HOMEBANC CORP. TO ANNOUNCE FIRST QUARTER 2007 RESULTS

ON MAY 9, 2007

ATLANTA, April 30, 2007 – HomeBanc Corp. (NYSE: HMB) (“HomeBanc” or the “Company”) announced today the Company will report financial results for first quarter 2007 on Wednesday, May 9, 2007 after the market closes.

HomeBanc Corp. will host a conference call at 9:00 a.m., Eastern time, on May 10, 2007. The conference call dial-in number is 800-949-8987 in the United States and Canada and 706-634-0965 from international locations. The conference call ID number is 5856142. You may also listen to the conference call under the investor relations section of the HomeBanc website at www.homebanc.com. PowerPoint slides to accompany the conference call will be available on the Company’s website under “Investor Relations – Financial/Statistical Information” and also on the Company’s website under the “Investor Relations – Webcast Live” link. The Internet broadcast will be archived until May 24, 2007. A digital recording of the conference call will be available for replay two hours after the call’s completion and will be available for replay through May 24, 2007. To access this recording, dial 800-642-1687 or 706-645-9291 and enter conference call ID 5856142. An archive version of this Webcast will be available approximately twenty-four hours after the conclusion of the live call at mms://winaudio.mshow.com.331207.asf.

The Company is providing the following operating statistics for the periods indicated:

	Q1	Q1%		Q4%
$ in billions	2007	2006	Change	2006	Change
Total loan originations	$1.1	$1.2	-8%	$1.2	-8%
Loan applications	$1.3	$1.6	-19%	$1.3	0%

Additionally, the Company is revising its previously provided guidance for its pre-tax loss attributable to holders of common stock for the quarter ended March 31, 2007 from $0.20 to $0.24 per share to a loss of $0.30 to $0.34 per share. Kevin D. Race, HomeBanc President and Chief Executive Officer said, “Although our previously disclosed restructuring activities are on track to meet our projected results, the impact of the sub-prime mortgage market meltdown has overflowed into the prime mortgage market. In particular, gain on sale margins during the quarter were significantly lower than forecasted, and we are revising our guidance.”

HomeBanc is the parent holding company of HomeBanc Mortgage Corporation, a mortgage banking company that focuses on originating purchase money residential mortgage loans in the Southeast United States. HomeBanc is headquartered in Atlanta,

Georgia, and has offices in Georgia, Florida, North Carolina and Tennessee. For more information about HomeBanc or its mortgage products, visit HomeBanc on the Internet at www.homebanc.com.

This press release may include forward-looking statements within the meaning, and subject to the protection of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include statements regarding the Company’s revised guidance pre-tax loss attributable to holders of common stock for the quarter ended March 31, 2007; and statements regarding the projected results based on achieving restructuring activities and the impact of the sub-prime mortgage market affect on the prime mortgage market and decrease in gain on sale margins for the quarter.

Such forward-looking statements are based on information presently available to the Company’s management and are subject to any number of risks and uncertainties, including, without limitation, the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 under the headings “Special Cautionary Notice Regarding Forward Looking Statements” and “Risk Factors” and the risks described in the Company’s other SEC reports and filings.

You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

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